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3

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) MAY 5, 2002
                                                 -----------

                         KINGS ROAD ENTERTAINMENT, INC.
                          -----------------------------
               (Exact Name of Registrant as specified in charter)


DELAWARE                          0-14234                   95-3587522
--------                          -------                   ----------
(State or other jurisdic-       (Commission               (IRS Employer
tion of incorporation)          File Number)               Identification No.)


5743 N.W. 66TH AVENUE, PARKLAND, FL                           33067
-----------------------------------                           -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (954) 344-6168
                                                    -------------

--------------------------------------------------
(Former name or former address, if changed since last report.)




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ITEM 5   Other Events

Michael Berresheim resigned as the Company's President on March 5, 2002. On March 16 2002, Mr. Wolfgang Stangl was appointed to the Board of Directors.

H. Martin DeFrank (a.k.a. Christian DeFrank), who joined the Company as Chief Financial Officer in May 2001, has assumed the position of Company President. In addition, Geraldine Blecker, who joined the Board of Directors as Company Secretary in May 2001 has assumed the additional Company position of Chief Executive Officer.


ITEM 6   Resignation of Registrant's Directors

         Michael Berresheim has resigned from the Company's Board of Directors on March 5, 2002 for health reasons.


ITEM 7   Exhibits

         99.1 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KINGS ROAD ENTERTAINMENT, INC

                              By:/s/ H. Martin DeFrank
                                ---------------------------
                                H. Martin DeFrank
                                Director, Chief Operating Officer and President


Date: March 28, 2002